Exhibit 99.2

GoodVision AI

Building Smart Compute Grid for AI Inference Globally

October 2026

Disclaimer

This presentation (the "Presentation") has been prepared in connection with the proposed business combination (the "Business Combination") between Calisa Acquisition Corp. ("Calisa") and GoodVision AI Inc. ("GoodVision"). This Presentation does not purport to contain all of the information that may be required to evaluate the proposed Business Combination and should not be relied upon as the basis for any investment decision or any other decision with respect to the proposed transaction. This Presentation does not constitute investment, legal, tax or accounting advice. Recipients should conduct their own investigation and consult their own advisors before making any investment decision.

The information contained herein has been prepared by GoodVision and other sources believed to be reliable. Neither Calisa nor Goodvision makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein. Neither Calisa, GoodVision nor any of their respective affiliates, directors, officers, employees, advisors or representatives shall have any liability whatsoever for any loss arising from the use of this Presentation or its contents.

FORWARD-LOOKING STATEMENTS

This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or GoodVision's or Calisa's future financial or operating performance. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "intend," "may," "might," "plan," "potential," "predict," "project," "seek," "should," "target," "will," "would," and similar expressions are intended to identify forward-looking statements.

These forward-looking statements include, without limitation, statements regarding: the expected timing and completion of the proposed Business Combination; the anticipated benefits of the Business Combination; GoodVision's future business strategy, growth prospects and competitive position; expected customer demand and expansion into AI infrastructure and AI data center markets; anticipated revenue, profitability and financial performance; expected deployment of AI compute capacity and AI Factory projects; anticipated financing activities and capital requirements; market opportunities for AI cloud infrastructure, AI compute and related services; and other expectations regarding future operations, performance and results.

Forward-looking statements are based on current expectations, estimates, forecasts and assumptions and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These statements speak only as of the date made, and neither GoodVision nor Calisa undertakes any obligation to update any forward-looking statement except as required by applicable law.

Factors that may cause actual results to differ materially include, among others: the inability to complete the proposed Business Combination; failure to satisfy closing conditions; failure to obtain shareholder or regulatory approvals; the occurrence of events giving rise to termination of the Business Combination Agreement; the amount of redemptions by Calisa shareholders; the ability to satisfy Nasdaq initial listing or continued listing requirements; the ability to obtain additional financing on acceptable terms or at all; changes in economic, business or competitive conditions; changes in laws, regulations or governmental policies affecting GoodVision's business; risks relating to customer concentration, supplier concentration and technology development; cybersecurity incidents or data security breaches; delays in development or commercialization of AI infrastructure projects; fluctuations in cloud infrastructure costs, GPU availability or supply chain conditions; competition within the AI cloud computing and AI infrastructure industries; the ability to attract and retain key personnel; litigation, governmental investigations or regulatory actions; risks associated with international operations; and the other risks described in the proxy statement/prospectus and other filings made by Calisa with the Securities and Exchange Commission.

The foregoing list of factors is not exhaustive, and investors should carefully consider the risk factors described in Calisa's SEC filings.

INDUSTRY AND MARKET DATA

This Presentation contains estimates and information concerning market size, industry trends, growth rates and other statistical data obtained from independent third-party sources as well as management estimates. Industry publications generally state that the information contained therein has been obtained from sources believed to be reliable, although the accuracy and completeness of such information cannot be guaranteed. Management's estimates are derived from publicly available information, internal analyses and assumptions believed to be reasonable. However, actual results may differ materially from such estimates.

TRADEMARKS

This Presentation contains references to trademarks, service marks and trade names belonging to GoodVision and other companies. Solely for convenience, trademarks and trade names may appear without the ® or ™ symbols, but such references do not constitute a waiver of any rights under applicable law. The use of third-party trademarks does not imply any affiliation with or endorsement by their respective owners.

NO OFFER OR SOLICITATION

This Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

ADDITIONAL INFORMATION

In connection with the proposed Business Combination, Calisa has filed, or intends to file, relevant materials with the SEC, including a registration statement on Form S-4 containing a proxy statement/prospectus relating to the proposed transaction. Investors and security holders are encouraged to read these materials, including any amendments thereto, because they contain important information regarding the proposed Business Combination. Copies of these documents are available free of charge through the SEC's website at www.sec.gov and through Calisa's SEC filings.

PARTICIPANTS IN THE SOLICITATION

Calisa, GoodVision and their respective directors, executive officers and certain other members of management and employees may be deemed participants in the solicitation of proxies from Calisa shareholders in connection with the proposed Business Combination. Information regarding Calisa's directors and executive officers is contained in Calisa's SEC filings. Additional information regarding the interests of participants in the solicitation will be included in the proxy statement/prospectus and other relevant materials filed with the SEC.

GoodVision AI The Complete AI Inference Solution

GoodVision AI

"7-layer AI Cake" Built Around Token Flows — and GoodVision AI is differentiated to own the compute that supplies the flow, plus the distribution and optimization.


POWER INFRASTRUCTURE
AI DATA CENTERS
GPU
LLM
TOKEN DISTRIBUTION
TOKEN OPTIMIZATION
AI AGENTS

01

Cloud Service

From AWS and Google Cloud to Microsoft Azure and other leading providers, our certified cloud experts deliver end-to-end consulting, migration, optimization, and managed services worldwide.

- Enterprise Cloud Services
- Built across every major platform

02

Smart Routing Engine

Decides where AI runs — routing every request to the optimal model in real time, balancing cost, latency, and data sensitivity across cloud and edge.

- Real-time model selection across cloud and edge
- Private, zero-latency deployment for sensitive workloads
- Full NVIDIA acceleration stack – TensorRT, Triton, NIM
- Fully managed — intelligence delivered as a service

03

AI Factory

The infrastructure AI runs on — purpose-built compute centers that deploy in as short as 30 days; high-density, immersion-cooled and modular for efficient AI at scale.

- Transformed from Crypto mining sites — full build in ~180 days, live in ~30 days
- High-density tank: single node >32 GPUs
- Up to 1.5 MW of inference compute in just 200m^2
- PUE <1.2 — 14% better than industry standard

Investment Highlights

GoodVision AI

01	**Inference-First Go-to-Market**	Inference-native platform delivering quality AI results at structurally lower cost across cloud and edge
02	**Faster, Lower-Cost Capacity Deployment**	Advantaged real estate and supply-chain know-how bring capacity online in as little as 30 days, significantly faster than peers
03	**Capex-Light Business Model**	Partner-funded AI Factory buildouts with full operating control — scale & outsize return without balance-sheet drag
04	**Significant Market Validation**	Network of brand-name partners and a growing base of paying enterprise customers across gaming, education, biopharma, retail, and research
05	**Leadership - Proven Track Record**	Leadership team with strong pedigree and prior success scaling global businesses

The Team Behind GoodVision AI

GoodVision AI



David Wang / CEO

25+ years building and scaling cloud and compute systems globally. He has brought large-scale infrastructures into production across markets — from launch to significant commercial scale.

intel
Former Senior Expert

aws
Former Senior Director

IBM
Former Senior Executive

ORACLE CLOUD Infrastructure
Former Head of Product and Solution



Yushan Zheng / CHAIRMAN

Yushan started his career as a chip designer in Hisilicon Inc. and then pivoted to venture capital focused on cutting-edge technologies including semiconductors, blockchain, and AI. He brings deep expertise in blockchain, with **15+ years** of investment and incubation experience.

Waterdrip Capital

- Founding Partner, Waterdrip Capital
- Managing Partner, Pacific Waterdrip Digital Asset Fund
- Ph.D. in Electrical Engineering, Polytechnique, University of Montreal

GoodVision AI at a Glance

GoodVision AI

Infrastructure & Technology	200+ MW reserve	40+ Strategic sites	>960 GPUs Per Container Pro6000 · 1MW >512 GPUs Per Container B300 · 1.5MW	≈200m² Footprint / MW	<1.2 PUE efficiency

Financial Momentum	$24M ≈86% QoQ For 9 Months Ended June 30, 2026	FY26E $38.9M → FY28E $418.6M Projected revenue trajectory	≈230% CAGR

Smart Routing

Intelligent scheduling layer

Workloads auto-route to the client's private model or agent in the AI Factory

Supply Chain Augmentation

Asia-based, globally supplied

Strong supporting infrastructure for fast implementation

AIDC Capacity

Power and site access

Strategic reserve capacity and signed sites are hard to replicate quickly

Competitive Advantage Full Inference Chain in One Platform

GoodVision AI

	GOODVISION AI	LAMBDA	FIREWORKS AI	OPENROUTER
Own Compute Capacity	✓	✓	△	✕
Optimize Workloads	✓	✓	✕	✕
Asset Model	✓	△	✓	✓
Edge Compute	✓	✓	✕	✕
Intelligent Scheduling System	✓	✕	✓	✓
Valuation Logic	✓	✕	△	✕

✓ Full capability △ Partial ✕ Not offered

Validated by Customers and Partners

GoodVision AI

Measured impact from enterprise AI workloads

CUSTOMER COSTS	NETWORK LATENCY	MODEL AVAILABILITY
Reduced by 60%	Reduced by 50%	Increasing

CUSTOMER CATEGORIES

Gaming | Education | Biopharmaceutical | Retail | Research

PARTNERS ACROSS THE AI STACK

HARDWARE

intel | NVIDIA | Google

CLOUD & MODELS

aws | Google Cloud | OpenAI | Claude | Gemini

Note: Impact figures reflect management estimates based on prior deployment.

Enterprise Deployments on GoodVision AI Platform

GoodVision AI

GAMING

Creating an in-game AI agent system

~$1M annualized platform spend

CHALLENGE

An in-game AI agent concept with no infrastructure to run it — and a team focused on gameplay, not infrastructure.

SOLUTION

Production AI agent system on GoodVision, with Smart Routing optimizing model selection and token spend.

RESULTS

DEV EFFORT	TOKEN COST
–60% (up to)	–35% (up to)

BIOTECHNOLOGY

Automating customer data onboarding

$1.5-2M annualized platform spend

CHALLENGE

Customer data ingestion was a manual onboarding bottleneck, slowing every new customer deployment.

SOLUTION

GoodVision agent workflow automating CSV ingestion, with a scalable path to PDF and Word document support.

RESULTS

MANUAL WORK	TOKEN COST
–70% (up to)	–40% (up to)

Note: Annual spending figures reflect management estimates as of July 2026 and are subject to change.

AI Wave with Inference as its Growth Engine

GoodVision AI

“

“The golden age of AI is not training, it's **inference**. Every application and every edge device requires inference, which will be the biggest AI compute market in the future. ”

— Jensen Huang, NVIDIA
GTC 2024 & 2025

$1.25T

Global AI inference market, 2032E

≈ **7×** from ~$179B in 2025 · **~32%** CAGR


2025
2026
2027
2028
2029
2030
2031
2032

Global AI inference Market
Total market size, revenue

Source: Bloomberg Intelligence, Generative AI Deep Dive (June 2026)

AI Is Harder to Use Than It Looks

GoodVision AI

THE PROBLEM

MODEL FRAGMENTATION

- Dozens of models available
- Users don't know which one to choose
- No unified orchestration layer

SYSTEM COMPLEXITY

- Dependencies across cloud, hardware, and models
- Hard to optimize cost, latency, and performance simultaneously

HOW GOODVISION AI WINS

SMART ROUTING

Right model & resource auto-selected for every task

COMPUTE INFRASTRUCTURE

AI factories built for fast, localized, low-cost deployment

AI demand is outpacing infrastructure
Enterprises need lower-cost, lower-latency, localized inference

ONE INFERENCE PLATFORM

Built to close structural gaps in enterprise AI

Smart Routing Engine The Right Model, Every Time

GoodVision AI

Real-time decision layer, NVIDIA-accelerated. Routes each request to Public Cloud (frontier models) or AI Factory (locally deployed models) based on workload requirements.



INPUT
User Request
Complex · simple · personalized · sensitive
SMART ROUTING ENGINE
Powered by the NVIDIA stack
ROUTE A
Public Cloud
Claude · ChatGPT · Gemini · DeepSeek
High-compute · General knowledge
ROUTE B
Private Edge AI Factory
Secure · Private Edge LLM Models
Latency-critical · Sensitive data

01 **Private, low-latency execution**
Private LLMs and AI-agent applications are deployed directly to AI Factories, reducing round-trip time to external cloud environments and improving response speed.

02 **Cost-efficient allocation**
Each request is matched to the right level of compute. Lightweight tasks route to smaller, lower-cost models. More complex workloads route to higher-performance systems.

03 **Built-in data sovereignty**
Sensitive data remains within its original jurisdiction. Requests are classified and routed accordingly, meeting privacy and regulatory requirements automatically.

04 **NVIDIA-powered performance**
Built on NVIDIA's full software ecosystem: TensorRT, Triton Inference Server, and NIM microservices. Maximum GPU utilization and inference throughput at every node.

Cloud Services & AI Native Infrastructure

GoodVision AI

Model-agnostic by design — whichever model wins, we monetize the token flow itself.

Enterprise Cloud Across Every Major Platform

End-to-end cloud consulting, migration, optimization and managed services across AWS, Microsoft Azure, Google Cloud and hybrid environments.

- ✓ **Cloud Migration**
- ✓ **Multi-Cloud Architecture**
- ✓ **Managed Cloud Services**
- ✓ **Cloud Cost Optimization**

Google Cloud

aws

Azure

AI Native Infrastructure, Powering AI Agents with Intelligent Token Routing

Agent-to-Agent Token Routing
AI Agents communicate and execute through optimized token flows.

Intelligent Model Selection
Automatically route every agent's request to the right model based on cost, latency and quality.


Agent 1
Agent 2
Agent 3
...
Agent n
SMART ROUTING ENGINE
Routing & optimizing every Agent-to-Agent exchange
Powered by the NVIDIA stack

AI Factory Built for AI, Available Faster

GoodVision AI

AI Factories are purpose-built compute centers designed for fast deployment and high-performance inference.

DEPLOYMENT

~30 days to live

Operational in approximately 30 days. Full build completed in approximately 180 days.

COMPUTE ARCHITECTURE

>960 GPUs / Container

1MW / Pro6000

>512 GPUs / Container

1.5MW / B300

Up to 1.5MW of compute in just 2150 ft^2. Extreme density without sacrificing thermals.

COOLING SYSTEM

<1.2 PUE

Single-phase immersion liquid cooling. Industry benchmark is >1.4 PUE.

	GOODVISION AI FACTORY	TRADITIONAL AI DATA CENTER
Build time	180 days	36+ months
Operational	30 days	36+ months
PUE	< 1.2	> 1.4
Power density	Up to 1.5MW / 2150 ft^2	Low (<50kW/rack)
GPU per node	> 32	Standard racks
5-yr ROI (1MW)	> 80%	> 30%
Payback period	~30 months	60+ months

Convert Crypto Mining to AI Compute

GoodVision AI

Repurposing energized crypto-mining sites into AI inference capacity — live in weeks, not years.

CRYPTO MINING SITE
Live power & grid interconnect

CONVERT →

AI FACTORY
AI Compute Asset

WHY IT WORKS

~30 days	30–40%	Day 1
TIME TO LIVE	**CAPACITY REPURPOSED**	**GRID ENERGIZED**
vs 36+ months for greenfield construction	*of site capacity to inference compute; ~10% of floor space to start*	*power & interconnect already in place — no interconnect wait*

Scale AI Factory Capacity

GoodVision AI

REPEATABLE MODEL

Converted from crypto/traditional factory
Transform from sites with power and grid already in place

Scale-up through modular deployment
Modular, containerized deployment that replicates fast

Supply chain moat enabled in Asia
Asia sourcing enables a rapid-response build

EXPAND AI FACTORY FOOTPRINT

• WHERE WE ARE CURRENTLY BUILDING OUT

3 SITES IN BUILD · FIRST BATCH LIVE SEPT-OCT 2026

TEXAS, US
Miner conversion

JAPAN
Factory conversion

KOREA
Factory conversion

• WHERE WE ARE GOING NEXT

HIGH DENSITY REGION FOR EDGE NODE EXPANSION

UNITED STATES
Miner conversion

SOUTHEAST ASIA
Factory conversion

CAPACITY RAMP

5.15 MW
in development today

40 MW
projected deployment in FY2028

Our AI Factory Model: Light asset, Rapid Scale

Minority capital, full operating control, 30–50% of SPV returns — plus token profit on the same compute.

AI Factory SPV Model

Synergistic Effect



~10%
investment & ownership
Factory Retrofit & Buildout
Full control of operation
30-50%
economic returns
+
100%
token revenue

GoodVision AI invests ~10% of each AI Factory SPV — investors fund the rest

GVA takes 30–50% of the economic returns

GoodVision AI will route its own demand here — and sells the token that run that compute

Built to Compound: Demand, Edge, and Usage

GoodVision AI

THE OPPORTUNITY

SECULAR DRIVER

Enterprises moving AI from pilot → production

Inference (token) volume is increasing — the tide that lifts every lever below

TARGET VERTICALS

Gaming · video · cross-border e-commerce · education · health · biotech

Why: latency-sensitive, AI-hungry, high-volume

GEOGRAPHIES

U.S., Japan, Korea, EU, and broader Asia

Why: data-residency and localization rules favor a hybrid cloud-edge router over single-cloud

OUR STRATEGY

Stay model-agnostic

Onboard leading & emerging models in the routing pool to capture more routed spend

Grow edge capacity

Build AI factories near demand to capture more addressable workloads

Price on usage

Usage-based pricing ties and scales revenue directly to customer inference volume

Financial Summary & Projection

GoodVision AI

$ IN MILLIONS	FY2024A	FY2025A	9M'FY26A	FY2026E	FY2027E	2028E
Revenue	**3.6**	**7.7**	**24.0**	**38.9**	**176.6**	**418.6**
Cloud & Token Service	–	–	–	*36.5*	*107.5*	*169.5*
AI Application Service	–	–	–	–	*5.1*	*25.1*
AI Factory Computing Service	–	–	–	*2.4*	*64.0*	*224.0*
% Growth	–	112.7%	–	401.9%	354.3%	137.1%
% of repeat customers[1]	100%	100%	100%			
Gross Profit	0.05	0.16	2.00	2.55	15.17	42.94
% Margin	1.4%	2.1%	8.3%	6.6%	8.6%	10.3%
(–) General & Admin	0.02	0.07	2.68	0.54	3.25	3.04
(–) Sales & Marketing	–	–	–	0.64	3.56	6.41
Income from Operations	**0.03**	**0.09**	**(0.69)**	**1.37[2]**	**8.36**	**33.48**
% Margin	0.9%	1.2%	(2.9%)	3.5%	4.7%	8.0%

(1) Repeat customers defined as customers with 6 or more consecutive months of spend
(2) FY2026E Income from Operations excludes the effect of transaction costs

Revenue Buildout

GoodVision AI

ANNUAL RECURRING REVENUE (ARR) **$60M**



AI Factory Computing Service
AI Application Service (Smart Routing)
Cloud & Token Service
$2.4M
$36.5M
$64.0M
$5.1M
$107.5M
$224.0M
$25.1M
$169.5M
FY2026
FY2027
FY2028

SMART ROUTING

High-margin section, differentiator from other compute providers

Limited preview in 2026, full commercial release in 2027

AI FACTORY

Capacity scales with more AI factories built

17.5MW in 2027 ⇒ 40 MW deployed at $5M+ revenue per MW in 2028

CLOUD & TOKEN

Bundled compute + token economics on the same infrastructure

Platform operating at full scale in 2028

Valuation vs. Comparable Platforms

GoodVision AI

Entering at a fraction of the comparable set — a ~5× price-to-sales multiple in line with peers, at a fraction of their absolute scale.

	Lambda 2026	Fireworks AI 2026	OpenRouter 2026	INDUSTRY AVERAGE	GoodVision AI 2026	GoodVision AI 2027	GoodVision AI 2028
Valuation	$10B	$15B	$1.3B		$180M	$180M[4]	$180M[4]
Revenue Forecast[1]	$1B[2]	$315M	$50M		$37M[2][3]	$138M[2][3]	$284M[2][3]
Price to Sales	10.0×	47.6×	26.0×	~27.9×	4.8×	1.3×	0.6×

(1) 2026 revenue forecasts are based on a combination of online open sources (TechCrunch, Sacra) and company financial guidance
(2) Projected revenue for both Lambda and GoodVision AI is based on a fiscal year ending 9/30
(3) Reflects revenue attributable to GoodVision AI, including 40% of AI Factory Computing Service economics held at SPV level (30–50% contractual range, 40% midpoint); other revenue is 100% attributable to GoodVision AI
(4) 2027E and 2028E hold valuation constant at $180M; implied multiples are illustrative

Transaction Summary

GoodVision AI

Transaction Structure

- Calisa's wholly-owned subsidiary will merge with and into GoodVision AI, with GoodVision AI surviving the merger and becoming a wholly-owned subsidiary of Calisa.
- Existing GoodVision AI shareholders will receive an aggregate of 18 million Calisa ordinary shares, valued at $180 million.
- 3.6 million earnout shares structured in two tranches, based on the achievement of both net revenue and share price (VWAP) performance in FY2026 and FY2027
- Transaction expenses incurred by both Calisa and GoodVision AI shall be paid by GoodVision AI.
- 10% of share consideration shall be held in escrow for indemnification.

Sources & Uses ($mm)

Sources	
Upfront Shares Issued to GoodVision AI Shareholders	$180.0
Contingent Shares Issued to GoodVision AI Shareholders (Earnout)	$36.0
Calisa cash in trust[1]	$60.0
Financing[5]	$9.0
Total Sources	$285.0

	Uses
Upfront Equity Consideration to GoodVision AI Shareholders	$180.0
Contingent Shares Issued to GoodVision AI Shareholders	$36.0
Estimated Fees & Expenses[2]	$10.0
Cash to Balance Sheet	$59.0
Total Uses	$285.0

Illustrative Pro Forma Valuation & Ownership[3]

Pro Forma Valuation ($mm, except per share)

	At Closing	Full Earnout
Share Price	$10.00	$10.00
Total Shares Outstanding	28.2	31.8
Equity Value	$282.4	$318.4
Less: Pro Forma Cash[4]	$69.0	$69.0
Plus: Debt	$0.5	$0.5
Enterprise Value	$213.9	$249.9

Pro Forma Ownership[3] (mm shares)

	At Closing		Full Earnout	
	NO. of Shares	%	NO. of Shares	%
Public Shareholders	6.6	23.4%	6.6	20.8%
Sponsor Shareholders	2.2	7.8%	2.2	6.9%
GoodVision AI Shareholders	18.0	63.8%	21.6	67.9%
Underwriters Shareholders	0.2	0.7%	0.2	0.6%
Financing[5]	0.9	3.2%	0.9	2.8%
Convertible Debt Conversion	0.3	1.1%	0.3	0.9%
Total Shares Outstanding	28.2	100.0%	31.8	100.0%

(1) Cash in Trust reflects 6mm public shares issued during Calisa's IPO. Assume no redemptions.
(2) Estimated fees & expenses inclusive of all fees and expenses related to the business combination.
(3) Assumes no redemptions. Shares converted from rights are included in share counts.
(4) Includes $1.7mm cash on GoodVision AI's balance sheet as of 6/30/2026 and $9.0mm of financing proceeds, net of estimated cash transaction costs.
(5) Financing of $9.0mm secured as of the date of this presentation (900,000 shares at $10.00 per share); the parties may seek additional financing prior to closing.

GoodVision AI

Appendix

Management and Board of Directors

GoodVision AI



Shelly Wu / CFO

- Oil & Gas M&A, Digital Asset Fund Management, Investment & Incubation
- MSc in Applied Mathematics, Imperial College London



OO Huang / ADVISOR

- Ex-Mi (Xiaomi) Ecosystem — Market & Partner Cooperation
- Led multiple hardware product lines to 10M+ units in total sales
- Senior experience in NEVs, power, and AIDC; long-term energy & telecom partnerships

AI x DIGITAL ASSETS x CAPITAL MARKETS

Compute operators, digital-asset investors and seasoned public-market bankers under one roof.



Max Li/ DIRECTOR

- 200+ patents; Ph.D. in EE, Yale & Iowa State
- Adjunct Full Professor, Columbia University; ex-Qualcomm researcher



Lawrence Leighton / DIRECTOR

- ~50 years as an international investment banker
- MD, Bentley Associates; ex-CEO, UI USA (Crédit Agricole); ex-MD, Chase
- Public-company boards; B.S.E. Princeton, M.B.A. Harvard



Brian Hartzband / DIRECTOR

- President, U.S. Operations, GMEX Robotics (NASDAQ: GMEX)
- Co-founder, Handcrafted 4 Home
- 10+ yrs in finance: Merrill Lynch, UBS, Bear Stearns
- B.S. in Finance, Suffolk University

GoodVision AI

Thank You

Building the Global Compute Grid for AI Inference

GOODVISION.AI

OCTOBER 2026